Exhibit 10.57

AMENDMENT NO. 3
TO THE
COLE NATIONAL GROUP, INC.
RETIREMENT PLAN

(As Amended and Restated as of January 1, 2001)

     Cole National Group, Inc., a Delaware corporation, hereby amends the Cole National Group, Inc. Retirement Plan (As Amended and Restated as of January 1, 2001) (the “Plan”) effective as of January 1, 2003 as hereinafter set forth. Words and phrases used herein with initial capital letters that are defined in the Plan are used herein as so defined.

Section 1

     Section 1.58 of the Plan is hereby amended by the addition of the following new subsection at the end thereof to read as follows:

     “(i) Effective as of January 1, 2003, all service with Computer Science Corporation prior to November 1, 1999 shall be counted for purposes of determining Years of Vesting Service in accordance with this Section 1.58 for all former employees of Computer Science Corporation who became Employees of an Employer on November 1, 1999.”

     EXECUTED this 7th day of November, 2003.

COLE NATIONAL GROUP, INC.
By: /s/ Leslie D. Dunn Title: Senior Vice President And: /s/ Joseph Gaglioti Title: Vice President & Treasurer